      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 15, 1997


                                                      REGISTRATION NO. 333-26861

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 1
                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            TRENDWEST RESORTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           OREGON                           6552                               93-1004403
(State or other jurisdiction of       (Primary standard Industrial          (I.R.S. Employer
 incorporation or organization)        Classification Code Number)       Identification Number)


       12301 N.E. 10TH PLACE, BELLEVUE, WASHINGTON 98005, (425) 990-2300
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

    GARY A. FLORENCE, VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER
                            TRENDWEST RESORTS, INC.
       12301 N.E. 10TH PLACE, BELLEVUE, WASHINGTON 98005, (425) 990-2300
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

           DAVID R. WILSON                             PETER LILLEVAND
   FOSTER PEPPER & SHEFELMAN PLLC            ORRICK, HERRINGTON & SUTCLIFFE LLP
    1111 THIRD AVENUE, SUITE 3400             OLD FEDERAL RESERVE BANK BUILDING
      SEATTLE, WASHINGTON 98101                      400 SANSOME STREET
           (206) 442-8116                      SAN FRANCISCO, CALIFORNIA 94111
                                                        (415) 392-1122

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

          If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES


     (a) Exhibits


        *1.1    Form of Underwriting Agreement among the Registrant, the Selling Stockholder and the Underwriters.
        #3.1    Form of Amended and Restated Articles of Incorporation of the Registrant,
                dated             , 1997.
        #3.2    Form of Amended and Restated Bylaws of the Registrant, dated             ,
                1997.
        *5.1    Opinion of Foster Pepper & Shefelman PLLC.
       #10.1    Management Agreement (Fourth Amended) between the Registrant and WorldMark the
                Club ("WorldMark"), dated September 30, 1994.
       #10.2    Software Support and Maintenance Agreement between the Registrant and Sage
                Systems, Inc. ("Sage"), dated           , 1994.
       #10.3    Service Agreement between the Registrant and Sage, dated January 1, 1996.
       #10.4    Software Transfer Agreement between the Registrant, Sage and James McBride,
                Sr., dated August, 1994.
       #10.5    Escrow Agreement between the Registrant, Club Esprit (predecessor to
                WorldMark) and Sage, dated as of October 25, 1990.
       #10.6    Form of WorldMark Retail Installment Contract Vacation Owner Agreement.
       #10.7    Indenture among the Registrant, TRI Funding Company I, L.L.C. and LaSalle
                National Bank, dated as of March 1, 1996.
       #10.8    Servicing Agreement among the Registrant, TRI Funding Company I, L.L.C., Sage and LaSalle National Bank, dated as of March 1, 1996.
       #10.9    Purchase and Sale Agreement among the Registrant, Trendwest Funding I, Inc.,
                TWH Funding I, Inc. and TRI Funding Company I, L.L.C., dated March 1, 1996.
      #10.10    Receivables Purchase Agreement among the Registrant, TW Holdings, Inc. and
                Trendwest Funding I, Inc., dated March 1, 1996.
      #10.11    Loan and Security Agreement between the Registrant and Greyhound Financial
                Corporation, dated as of May 5, 1993.
      #10.12    Receivables Purchase Agreement between Registrant and TW Holdings, Inc., dated
                December 1, 1993.
      #10.13    Receivables Purchase Agreement between Eagle Crest Partners, Ltd. and TW
                Holdings, Inc., dated December 1, 1993.
      #10.14    Receivables Transfer Agreement among TW Holdings, Inc., Seattle-First National
                Bank and JELD-WEN, inc. ("Jeld-Wen"), dated as of December 1, 1993.
      #10.15    Nonexclusive Limited Assignment among the Registrant, Eagle Crest Partners,
                Ltd. and WorldMark, dated September 20, 1996.
      #10.16    Nonexclusive Limited Assignment among the Registrant, Running Y, Inc. and
                WorldMark dated September 20, 1996.
      #10.17    Purchase Agreement among the Registrant, Eagle Crest Partnership, Ltd.,
                Roderick C. Wendt and Richard L. Wendt, dated December 30, 1992.
      #10.18    Purchase Agreement among the Registrant, Roderick C. Wendt and Richard L.
                Wendt, dated April 1, 1993.

      #10.19    Purchase Agreement between the Registrant and Jeld-Wen Foundation, dated March
                13, 1992.
      #10.20    Purchase Agreement between the Registrant and Jeld-Wen, dated March 15, 1993.
      #10.21    Purchase Agreement between the Registrant and Jeld-Wen, dated September 30,
                1993.
      #10.22    Purchase Agreement between the Registrant and Jewel W. Kintzinger, dated
                October 12, 1993.
      #10.23    Servicing Escrow Agreement between Jewel Kintzinger, the Registrant and Sage, dated October 12, 1993.
      #10.24    Articles of Incorporation of WorldMark, the Club, dated December 10, 1992.
      #10.25    Bylaws of WorldMark, dated December 2, 1994.
      #10.26    Form of Employment Agreement between William F. Peare and the Registrant.
      #10.27    Form of Employment Agreement between Jeffery P. Sites and the Registrant.
      #10.28    Trendwest Resorts, Inc. 1997 Employee Stock Option Plan.
       #16.1    Letter re change in Certifying Accountant.
        16.2    Letter re change in Certifying Accountant.
       #21.1    List of all Subsidiaries of the Registrant.
       *23.1    Consent of Foster Pepper & Shefelman PLLC.
       #23.2    Consent of KPMG Peat Marwick LLP, Independent Auditors.
       #24.1    Power of Attorney from officers and directors (contained on signature page).


---------------

*To be filed by amendment


#Previously filed

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, Trendwest Resorts, Inc. has duly caused this Amendment No. 1 to its Registration Statement (File No. 333-26861) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on May 15, 1997.


                                          TRENDWEST RESORTS, INC.

                                          By:      /s/ JEFFERY P. SITES
                                            ------------------------------------
                                            Jeffery P. Sites
                                            Executive Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



          /s/ WILLIAM F. PEARE*             President, Chief Executive Officer   May 15, 1997
------------------------------------------   and Director (Principal Executive
             William F. Peare                            Officer)

           /s/ JEFFERY P. SITES                  Executive Vice President,       May 15, 1997
------------------------------------------      Chief Operating Officer and
             Jeffery P. Sites                            Director

          /s/ GARY A. FLORENCE*                  Vice President, Treasurer       May 15, 1997
------------------------------------------      and Chief Financial Officer
             Gary A. Florence                  (Principal Financial Officer)

           /s/ JEROL E. ANDRES*                          Director                May 15, 1997
------------------------------------------
             Jerol E. Andres

         /s/ DOUGLAS KINTZINGER*                         Director                May 15, 1997
------------------------------------------
            Douglas Kintzinger

          /s/ RODERICK C. WENDT*                         Director                May 15, 1997
------------------------------------------
            Roderick C. Wendt


---------------


* By Jeffery P. Sites as Attorney-in-Fact pursuant to power of attorney

                                 EXHIBIT INDEX

     (a) Exhibits

                                                                                     SEQUENTIALLY
    EXHIBIT                                                                            NUMBERED
    NUMBER                                 DESCRIPTION                                   PAGE
    -------   ---------------------------------------------------------------------  ------------
     *1.1     Form of Underwriting Agreement among the Registrant, the Selling
              Stockholder and the Underwriters.....................................
     #3.1     Form of Amended and Restated Articles of Incorporation of the
              Registrant, dated             , 1997.................................
     #3.2     Form of Amended and Restated Bylaws of the Registrant, dated
                          , 1997...................................................
     *5.1     Opinion of Foster Pepper & Shefelman PLLC............................
    #10.1     Management Agreement (Fourth Amended) between the Registrant and
              WorldMark the Club ("WorldMark"), dated September 30, 1994...........
    #10.2     Software Support and Maintenance Agreement between the Registrant and
              Sage Systems, Inc. ("Sage"), dated           , 1994..................
    #10.3     Service Agreement between the Registrant and Sage, dated January 1,
              1996.................................................................
    #10.4     Software Transfer Agreement between the Registrant, Sage and James
              McBride, Sr., dated August, 1994.....................................
    #10.5     Escrow Agreement between the Registrant, Club Esprit (predecessor to
              WorldMark) and Sage, dated as of October 25, 1990....................
    #10.6     Form of WorldMark Retail Installment Contract Vacation Owner
              Agreement............................................................
    #10.7     Indenture among the Registrant, TRI Funding Company I, L.L.C. and
              LaSalle National Bank, dated as of March 1, 1996.....................
    #10.8     Servicing Agreement among the Registrant, TRI Funding Company I,
              L.L.C., Sage and LaSalle National Bank, dated as of March 1, 1996....
    #10.9     Purchase and Sale Agreement among the Registrant, Trendwest Funding
              I, Inc., TWH Funding I, Inc. and TRI Funding Company I, L.L.C., dated
              March 1, 1996........................................................
    #10.10    Receivables Purchase Agreement among the Registrant, TW Holdings,
              Inc. and Trendwest Funding I, Inc., dated March 1, 1996..............
    #10.11    Loan and Security Agreement between the Registrant and Greyhound
              Financial Corporation, dated as of May 5, 1993.......................
    #10.12    Receivables Purchase Agreement between Registrant and TW Holdings,
              Inc., dated December 1, 1993.........................................
    #10.13    Receivables Purchase Agreement between Eagle Crest Partners, Ltd. and
              TW Holdings, Inc., dated December 1, 1993............................
    #10.14    Receivables Transfer Agreement among TW Holdings, Inc., Seattle-First
              National Bank and JELD-WEN, inc. ("Jeld-Wen"), dated as of December
              1, 1993..............................................................
    #10.15    Nonexclusive Limited Assignment among the Registrant, Eagle Crest
              Partners, Ltd. and WorldMark, dated September 20, 1996...............
    #10.16    Nonexclusive Limited Assignment among the Registrant, Running Y, Inc.
              and WorldMark dated September 20, 1996...............................
    #10.17    Purchase Agreement among the Registrant, Eagle Crest Partnership,
              Ltd., Roderick C. Wendt and Richard L. Wendt, dated December 30,
              1992.................................................................

                                                                                 SEQUENTIALLY
EXHIBIT                                                                            NUMBERED
NUMBER                                 DESCRIPTION                                   PAGE
-------   ---------------------------------------------------------------------  ------------
#10.18    Purchase Agreement among the Registrant, Roderick C. Wendt and
          Richard L. Wendt, dated April 1, 1993................................
#10.19    Purchase Agreement between the Registrant and Jeld-Wen Foundation, dated March 13, 1992.................................................
#10.20    Purchase Agreement between the Registrant and Jeld-Wen, dated March
          15, 1993.............................................................
#10.21    Purchase Agreement between the Registrant and Jeld-Wen, dated
          September 30, 1993...................................................
#10.22    Purchase Agreement between the Registrant and Jewel W. Kintzinger, dated October 12, 1993...............................................
#10.23    Servicing Escrow Agreement between Jewel Kintzinger, the Registrant and Sage, dated October 12, 1993.....................................
#10.24    Articles of Incorporation of WorldMark, the Club, dated December 10,
          1992.................................................................
#10.25    Bylaws of WorldMark, dated December 2, 1994..........................
#10.26    Form of Employment Agreement between William F. Peare and the
          Registrant...........................................................
#10.27    Form of Employment Agreement between Jeffery P. Sites and the
          Registrant...........................................................
#10.28    Trendwest Resorts, Inc. 1997 Employee Stock Option Plan..............
#16.1     Letter re change in Certifying Accountant............................
 16.2     Letter re change in Certifying Accountant............................
#21.1     List of all Subsidiaries of the Registrant...........................
*23.1     Consent of Foster Pepper & Shefelman PLLC............................
#23.2     Consent of KPMG Peat Marwick LLP, Independent Auditors...............
#24.1     Power of Attorney from officers and directors (contained on signature page)................................................................

---------------
* To be filed by amendment
# Previously filed